SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 14, 2010 (January 13, 2010)
Date of Report (Date of earliest event reported)
RED LION HOTELS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	001-13957 (Commission file number)	91-1032187 (I.R.S. Employer Identification No.)
201 W. North River Drive
Suite 100
Spokane, Washington 99201
(Address of Principal Executive Offices, Zip Code)
(509) 459-6100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On January 13, 2010, the Company terminated the employment of Mr. Anupam Narayan, the Company’s President and Chief Executive Officer, effective immediately.
     (c) On January 13, 2010, the Company’s Board of Directors appointed Mr. Jon Eliassen as Interim President and Chief Executive Officer. Mr. Eliassen served for 16 years as Senior Vice President and Chief Financial Officer of Avista Corporation prior to retiring in 2003. From 2003 to 2007, Mr. Eliassen was President and Chief Executive Officer of the Spokane Area Economic Development Council. He has been a director of Red Lion Hotels Corporation since 2003. The Board has not yet established Mr. Eliassen’s compensation or benefits.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits.

Exhibit	Description
99.1	Press Release dated January 14, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION
Dated: January 14, 2010	By:	/s/ Thomas L. McKeirnan
Thomas L. McKeirnan
Senior Vice President, General Counsel and Secretary